UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     ____________________________________

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

                              DATARAM CORPORATION
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            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
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State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 9.01  Statements and Exhibits

     The Company amends its report on Form 8-K, filed April 6, 2009 and amended on May 26, 2009, to include the following amended exhibit:

 (c)  Exhibits

     Exhibit 2 - Asset Purchase Agreement dated March 20, 2009, by and among Dataram Corporation, Micro Memory Bank, Inc. and Mr. David Sheerr. [NOTE: Certain portions of this exhibit have been omitted based on a
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request for confidential treatment.  The non-public information has been
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filed separately with the Commission.]
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION
                                 By:  MARK MADDOCKS

Date:     December 29, 2009           /s/ Mark Maddocks
                                      _____________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer